                                                                   EXHIBIT 10.22

[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                  ADDENDUM FIVE
                                     TO THE
                       LICENSE AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                               DELL PRODUCTS L.P.
                                       AND
                             COMMVAULT SYSTEMS, INC.

This Addendum ("Addendum") to the Software License Agreement dated December 17, 2003 (the "Agreement"), is entered into by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., (hereinafter "CommVault") a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter "Licensor") and is effective as of the 23rd day of May, 2006 (the "Effective Date")

                                    RECITALS

WHEREAS, CommVault and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain CommVault software products;

WHEREAS, CommVault and Dell wish to amend the Agreement and replace all Pricing Supplements previously agreed to and attached to the Agreements, including the initial Pricing Supplement, and as Addendum #1 dated April 26, 2004, Addendum #2 dated October 30, 2004, Addendum #3 dated May 1, 2005, and Addendum #4 dated November 15, 2005.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:

Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

1. Any and all Pricing Supplements to the Agreement are hereby replaced in its entirety with the attached Exhibit B to this Addendum.

2.       [***].

3. Due in part to the [***] efforts undertaken by CommVault, the provisions of Section 13.5 of the Agreement shall no longer apply, and
         Section 13.5 shall hereinafter be deleted in its entirety for the sole purpose of this Addendum. This paragraph 3 does not amend the Agreement for subsequent addenda.

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.


COMMVAULT SYSTEMS INC.                        DELL PRODUCTS L. P.


By: /s/ David R. West                         By: /s/ Joseph Kanicki
   ---------------------------------------        ------------------------------

Name: David R. West                           Name: Joseph Kanicki
      ------------------------------------          ----------------------------

Title: VP Marketing & Business Development    Title: Senior Manager, Dell, Inc.
       -----------------------------------           ---------------------------

Date: 5/22/06                                 Date: 6/6/2006
      ------------------------------------          ----------------------------

                                    EXHIBIT B
                               PRICING SUPPLEMENT
                        TO THE SOFTWARE LICENSE AGREEMENT
                           BETWEEN DELL PRODUCTS L.P.
                           AND COMMVAULT SYSTEMS INC.

                                   FULL GALAXY

                                                                           1yr update
                                                                           protection
DELL                                                                     includes L2/L3    Enhanced
SKU             SKU DESCRIPTION                          Dell SW Cost       Support         Support      Total COGS
---             ---------------                          ------------       -------         -------      ----------
SKU1            CommServe                                  $ [***]          $ [***]         $ [***]       $ [***]
SKU2            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU3            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU4            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU5            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU6            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU7            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU8            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU9            [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU10           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU11           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU12           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU13           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU14           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU15           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU16           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU17           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU18           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU19           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU20           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU21           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU22           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU23           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU24           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU25           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU26           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU27           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU28           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU29           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU30           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU31           [***]                                      $ [***]          $ [***]         $ [***]       $ [***]
SKU32           [***]                                      $ [***]             [***]           [***]      $ [***]
SKU33           [***]                                      $ [***]             [***]           [***]      $ [***]
SKU34           [***]                                      $ [***]             [***]           [***]      $ [***]
SKU35           [***]                                      $ [***]             [***]           [***]      $ [***]

                                 GALAXY EXPRESS

                                                                            1yr update
                                                                            protection
DELL                                                                         includes
SKU             SKU DESCRIPTION                            Dell SW Cost   L2/L3 Support    Enhanced      Total COGS
---             ---------------                            ------------   -------------    --------      ----------
SKU36           Galaxy Express Small Business Server         $ [***]         $ [***]        $ [***]       $ [***]
                Edition
                      1 Windows MediaAgent included
                      3 Application Agents included
                         (SQL, Exchange and Sharepoint
                      Single tape drive support (no
                         library support)
                      Includes 4 file system agents
                      Worm Support included
SKU37           Galaxy Express File Server Edition:          $ [***]         $ [***]        $ [***]       $ [***]
                      Galaxy Express (key code upgrade
                         capability to Galaxy)
                      1 Windows or Storage Server2003
                         MediaAgent included
                      Single tape drive support (no
                         library support)
                      Worm Support included Max 13 total
                         clients (agents)
                      Includes 4 file system agents
SKU38           Galaxy Express E-mail & Database Server      $ [***]         $ [***]        $ [***]       $ [***]
                Edition
                      1 Application Agent included
                         (Exchange, Notes, GroupWise,
                         SQL, SharePoint or Oracle)
                      Galaxy Express (key code upgrade
                         capability to Galaxy)
                      1 Windows, Storage Server2003,
                         Linux or Novell MediaAgent
                         included
                      Media Agent supports a maximum of
                         one, 2-drive library
                      Open file support included Worm
                         support included Max 15
                      total clients (agents)
                         inclusive of coupon for 1
                         Windows Application iDA
                      Includes 4 file system agents

SKU39           Galaxy Express OLBU - For Express only       $ [***]         $ [***]        $ [***]       $ [***]
SKU40           Galaxy Express Client Pack - for             $ [***]         $ [***]        $ [***]       $ [***]
                Express only
SKU41           Galaxy Express LAN Drive                     $ [***]         $ [***]        $ [***]       $ [***]